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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         February 7, 1997
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                              ROADWAY EXPRESS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-600                    34-0492670
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(State or Other Jurisdiction        (Commission              (IRS Employer
  of incorporation)                 File Number)           Identification No.)


1077 George Boulevard, Akron Ohio                                   44310
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code      330/384-1717
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
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         On February 7, 1997, Roadway Express, Inc. (the "Company") reached an agreement for the acquisition of the business of Reimer Express Lines Ltd., a corporation incorporated under the laws of Canada ("Reimer"), pursuant to a Share Purchase Agreement, dated as of February 7, 1997 (the "Purchase Agreement).

         The acquisition will be effected through a combination of an asset transfer and subsequent share acquisition. Reimer, through a wholly-owned subsidiary ("Holdco"), will form a new operating company, Reimer Express Lines
(REL) Ltd. ("Newco"). Reimer will transfer all of Reimer's assets used in its less-than-truckload ("LTL") business, including the capital stock of certain subsidiaries, to Newco, and Newco will operate the LTL business. The Company will then purchase from Reimer all of the outstanding capital stock of Holdco, the parent company of Newco.

         Under the Purchase Agreement, the Company will pay $15 million in cash for Reimer. The Purchase Agreement also provides for additional consideration in the amount of $10 million subject to Reimer achieving certain defined performance criteria over a five-year period. Such consideration was determined on the basis of arms' length negotiations between the parties.

         The Company's press release issued February 7, 1997 is hereby incorporated by reference and included as Exhibit 99 of this report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  None
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         (b)      Pro Forma Financial Information:  None
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         (c)      Exhibits:
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                  Exhibit
                  Number   Exhibit
                  ------   -------

                  99       Press Release, dated February 7, 1997.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ROADWAY EXPRESS, INC.

                                          By:  /s/ John M. Glenn
                                              ---------------------------------
                                              Name:    John M. Glenn
                                              Title:   Vice President-General
                                                        Counsel and Secretary

February 21, 1997



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